Investor Update Fourth Quarter 2025

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of First Savings’ common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results, whether the Merger is effectuated or not. PRO FORMA AND PROJECTED INFORMATION This presentation contains certain pro forma and projected financial information, including projected pro forma information, which reflects First Merchants’ current expectations and assumptions. This pro forma information is for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward Looking Statements” disclaimer. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the pro forma information. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 28 Yrs Banking: 28 Yrs FMB: 10 Yrs Banking: 22 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 18 Yrs Banking: 37 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 18 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University. Mark Hardwick – 11/03/1997 Mike Stewart - 02/01/2008 1988 Banking Start John Martin – 12/31/2007 Michele Kawiecki – 03/02/2015

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 12/31/2025 $19.0 Billion $13.8 Billion $15.3 Billion $6.1 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.21% 9.38% 14.08% 3.82% 1.24x 9.6x Market Cap $2.1B Largest financial services holding company headquartered in Central Indiana 111 Banking Centers 4 *Includes $4.2 billion in assets under management; excludes $0.3 billion in custody assets

Highlights 5 ▪ Reported EPS of $0.99 compared to $1.10 in 4Q24; EPS of $0.981,2 when adjusted for non-core items compared to core EPS of $1.001,2 in 4Q24 ▪ Loan growth of $197.4 million, or 5.8% annualized ▪ Efficiency ratio of 54.52% ▪ Robust capital position with tangible common equity ratio of 9.38% ▪ Repurchased 271,953 shares totaling $10.4 million 9.23% ROE 13.57% ROTCE2 ROE & ROTCE (Annualized) $56.6 Million $0.99 Per Share Net Income & EPS1 1.20% ROA 1.52% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Fourth Quarter

▪ 13.8% EPS growth over prior year ▪ Reported EPS of $3.88 compared to $3.41 in prior year; EPS of $3.891,2 when adjusted for non-core items compared to core EPS of $3.471,2 in prior year ▪ Strong loan growth of $938.8 million, or 7.3% ▪ Delivered PPNR growth and positive operating leverage over prior year ▪ Efficiency ratio of 54.54% ▪ Repurchased 1,211,224 shares totaling $46.9 million ▪ $30 million of sub debt redeemed in 1Q25 ▪ Received regulatory approval of the acquisition of First Savings Financial Group, Inc. adding approximately $2.4 billion in assets and expanding the Corporation’s presence into Southern Indiana and the Louisville MSA. Closing is expected on February 1, 2026. Highlights 6 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Note: MSA and County ranking per FDIC. Map includes all FRME locations including branches, LPOs and administrative centers. 9.43% ROE 14.08% ROTCE2 ROE & ROTCE (Annualized) $224.1 Million $3.88 Per Share Net Income & EPS1 1.21% ROA 1.51% PTPP ROA2 ROA (Annualized) Year to Date FRME Locations FSFG Locations

Business Strategy 7 Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Strategy: Advantages: We deliver flexible solutions through a high-touch, client-centric banking model supported by experienced teams and accessible leadership, focusing on in- footprint relationships with Whole Bank potential. • Community Engagement • Client-Centric Relationship Banking • Experienced, Aligned Teams • Accessible Leadership • Speed & Flexibility Strategy: We help personal banking clients and small business owners prosper through a relationship-driven approach supported by strong digital capabilities and local market connectivity. • Client Centric Strategy • Community Engagement • Career Development • Performance and Culture Advantages: Strategy: We partner with individuals, families and organizations to provide comprehensive solutions and personal service in pursuit of a secure financial future • Delivering a comprehensive and coordinated client experience • Proactive service and client advocacy leveraging experience • Scalable technology and relationship data integration • Consistent client and partner experience • Connected and empowered resources in our Communities Advantages: Strategy: Differentiate First Merchants in the Mortgage Market through a rewarding experience that attracts loyal clients and high-performing talent, while driving net contribution and expanding household relationships across the bank. • Resilient through every economic cycles • Proven capability to attract & retain top-performing talent • Leveraging self-sourced & internal referrals to unlock new opportunities • Products tailored to meet the needs of diverse customer needs • Industry-leading technology with robust digital solutions Advantages:

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $3.0B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.3B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $5.1B
Loans: $2.0B
OHIO
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.0B
Loans: $5.1B
INDIANA
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.4B

MSA and County ranking data per FDIC

[1]Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage
[2]Annualized

First Merchants.

Loan Growth Summary[1,2]

	4Q25 Balance ($B)	Growth
Commercial	**10.5**	**5.9%**
Consumer	**3.3**	**5.5%**
Total Loan Growth QTD		**5.8%**
Total Loan Growth YTD		**7.3%**

Commercial

- Strong Commercial growth during the quarter of ~$153 million, or 5.9%
  - C&I growth of ~$135 million
  - IRE growth of ~$50 million
- Strong Commercial growth year to date of ~$852 million, or 8.8%
  - C&I growth of ~$699 million
  - IRE balances increased by ~$78 million
  - Public Finance growth of ~$48 million
- Commercial pipelines remained strong at quarter end for both C&I and IRE

Consumer

- Consumer growth during the quarter of ~$44 million, or 5.5%
  - Home Equity balances increased ~$24 million
  - Other Consumer balances increased ~$16 million
- Consumer balances increased year to date by ~$87 million, or 2.7%
  - Residential Mortgage balances increased ~$51 million
  - Home Equity balances increased ~$51 million
- Consumer and Mortgage pipelines remain consistent with prior quarter ending period

8

Business Highlights - Deposits



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $3.0B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.3B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $5.1B
Loans: $2.0B
OHIO
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.0B
Loans: $5.1B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.4B
INDIANA

MSA and County ranking data per FDIC

[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage

[2]Annualized

Deposit Growth Summary[1,2]

	4Q25 Balance ($B)	Growth
Commercial	7.4	1.2%
Consumer	5.9	10.9%
Total Deposit Growth QTD		11.4%
Total Deposit Growth YTD		5.3%

Commercial

- Commercial deposits increased during the quarter by ~$22 million
  - Core relationship balances decreased ~$39 million
  - Public Funds balances increased ~$61 million
- Commercial deposits increased year to date by ~$118 million
  - Core relationship balances decreased ~$129 million
  - Public Funds balances increased ~$247 million

Consumer

- Consumer deposits increased during the quarter by ~$155 million
  - Non-maturity balances increased ~$225 million
  - Maturity balances decreased ~$70 million
- Consumer deposits increased year to date by ~$135 million
  - Non-maturity balances increased ~$403 million
  - Maturity balances declined ~$268 million

First Merchants.

9

Fourth Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		12/31/24	3/31/25	6/30/25	9/30/25	12/31/25		
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,312.0	$18,439.8	$18,592.8	$18,811.6	$19,025.1	$213.5	4.5%
2.	Total Loans	12,873.0	13,027.9	13,325.5	13,614.4	13,811.8	197.4	5.8%
3.	Investments	3,460.7	3,427.1	3,381.0	3,382.4	3,378.6	(3.8)	-0.4%
4.	Deposits	14,521.6	14,462.0	14,797.6	14,870.0	15,294.9	424.9	11.4%
5.	Total Equity	2,305.0	2,332.2	2,348.0	2,412.4	2,466.7	54.3	9.0%
6.	TCE Ratio	8.81%	8.90%	8.92%	9.18%	9.38%	0.20%	
7.	Total RBC Ratio	13.31	13.22	13.06	13.04	13.41	0.37	
8.	ACL / Loans	1.50	1.47	1.47	1.43	1.42	-0.01	
9.	NCOs / Avg Loans	0.02	0.15	0.07	0.15	0.18	0.03	
10.	NPAs + 90PD / Assets	0.46	0.49	0.39	0.37	0.39	0.02	
	Summary Income Statement							
11.	Net Interest Income	$134.4	$130.3	$133.0	$133.7	$139.1	$5.4	4.0%
12.	Provision for Credit Losses	4.2	4.2	5.6	4.3	7.2	2.9	
13.	Noninterest Income	42.7	30.0	31.3	32.5	33.1	0.6	1.8%
14.	Noninterest Expense	96.3	92.9	93.6	96.6	99.5	2.9	3.0%
15.	Pre-tax Income	76.6	63.2	65.1	65.3	65.5	0.2	0.3%
16.	Provision for Taxes	12.2	7.8	8.3	8.5	8.4	(0.1)	-1.2%
17.	Net Income	64.4	55.4	56.8	56.8	57.1	0.3	0.5%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	63.9	54.9	56.4	56.3	56.6	0.3	0.5%
20.	ROAA	1.39%	1.21%	1.23%	1.22%	1.20%	-0.02%	
21.	ROAE	11.05	9.38	9.63	9.51	9.23	-0.28	
22.	ROTCE[1]	16.75	14.12	14.49	14.21	13.57	-0.64	
23.	Net Interest Margin - FTE	3.28	3.22	3.25	3.24	3.29	0.05	
24.	Efficiency Ratio	48.48	54.54	53.99	55.09	54.52	-0.57	
	Per Share							
25.	Earnings per Diluted Share	$1.10	$0.94	$0.98	$0.98	$0.99	$0.01	
26.	Tangible Book Value per Share[1]	26.78	27.34	27.90	29.08	30.18	1.10	
27.	Dividend per Share	0.35	0.35	0.36	0.36	0.36	0.00	
28.	Dividend Payout Ratio	31.8%	37.2%	36.7%	36.7%	36.4%	-0.4%	

4Q25 Highlights

- **54.52% Efficiency Ratio**
- **Net interest income increased $5.4 million** due to higher earning asset income and lower funding costs
- **Net interest margin - FTE of 3.29%** increased 5 basis points over prior quarter
- **Noninterest income increased $0.6 million** due to higher customer-related fees
- **$30.18 Tangible Book Value per share**, an increase of $1.10, or 4% from prior quarter

First Merchants.

[1]See "Non-GAAP Financial Information" for reconciliation

10

Year to Date Financial Results

($M except per share data)	For the Year Ended December 31, 2023	2024	2025	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$18,405.9	$18,312.0	$19,025.1	$713.1	3.9%
2. Total Loans	12,505.0	12,873.0	13,811.8	938.8	7.3%
3. Investments	3,811.4	3,460.7	3,378.6	(82.1)	-2.4%
4. Deposits	14,821.5	14,521.6	15,294.9	773.3	5.3%
5. Total Equity	2,247.7	2,305.0	2,466.7	161.7	7.0%
6. TCE Ratio	8.40%	8.81%	9.38%	0.57%	
7. Total RBC Ratio	13.67	13.31	13.41%	0.10	
8. ALLL / Loans	1.64	1.50	1.42	-0.08	
9. NCOs / Avg Loans	0.21	0.39	0.14	-0.25	
10. NPAs + 90PD / Assets	0.32	0.46	0.39	-0.07	
Summary Income Statement					
11. Net Interest Income	$545.4	$521.1	$536.0	$14.9	2.9%
12. Provision for Credit Losses	3.5	35.7	21.3	(14.4)	
13. Noninterest Income	105.6	125.6	126.9	1.3	1.0%
14. Noninterest Expense	388.3	379.3	382.5	3.2	0.8%
15. Pre-tax Income	259.2	231.7	259.1	27.4	11.8%
16. Provision for Taxes	35.4	30.3	33.1	2.8	9.2%
17. Net Income	223.8	201.4	226.0	24.6	12.2%
18. Preferred Stock Dividends	1.9	1.9	1.9	0.0	
19. Net Income Available to Common Stockholders	221.9	199.5	224.1	24.6	12.3%
20. ROAA	1.23%	1.09%	1.21%	0.12%	
21. ROAE	10.43	8.86	9.43	0.57	
22. ROTCE	16.76	13.71	14.08	0.37	
23. Net Interest Margin - FTE	3.35	3.19	3.25	0.06	
24. Efficiency Ratio	55.17	53.55	54.54	0.99	
Per Share					
25. Earnings per Diluted Share	$3.73	$3.41	$3.88	$0.47	
26. Tangible Book Value per Share	25.06	26.78	30.18	3.40	
27. Dividend per Share	1.34	1.39	1.43	0.04	
28. Dividend Payout Ratio	35.9%	40.8%	36.9%	-3.9%	

Year to Date Highlights

- **54.54% Efficiency Ratio**
- **Net interest income increased $14.9 million** as reductions in funding costs outpaced asset repricing
- **Net interest margin – FTE of 3.25%** was six basis points higher than prior year margin of 3.19%
- **Noninterest income increased $1.3 million** as customer related fees increased $4.1 million over prior year
- **Tangible Book Value per share totaled $30.18,** an increase of $3.40, or 12.7% from prior year

First Merchants®

[1]See "Non-GAAP Financial Information" for reconciliation

11

▪ Net unrealized AFS loss of $166.9 million ($196.9 M prior Q) ▪ Net unrealized HTM loss of $253.5 million ($288.7 M prior Q) Investment Portfolio Highlights 12 4Q25 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.4B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 4Q 2024 $11.6 million loss ▪ 1Q 2025 none ▪ 2Q 2025 none ▪ 3Q 2025 none ▪ 4Q 2025 none Unrealized Losses ▪ Effective duration of 5.6 years ▪ Cash flow of $282 million in the next 12 months / ~2.09% yield ▪ AA rated municipal bond portfolio ▪ ~55% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 $3.5 $3.4 $3.4 $3.4 $3.4 2.67% 2.63% 2.64% 2.67% 2.63% 4Q24 1Q25 2Q25 3Q25 4Q25 Investments ($B) Yield on Investments (%) Municipal Bonds 57% Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 5% U.S. Agencies 11% Corporate Obligations 2%

Commercial & Industrial 32.4% Commercial Real Estate Owner-Occupied 9.0% Commercial Real Estate Non-Owner Occupied 17.0% Construction Land & Land Development 5.8% Agricultural Land & Production 2.1% Public Finance/Other Commercial 9.9% Residential Mortgage 17.5% Home Equity 5.2% Other Consumer 1.1% Loan Portfolio Highlights 13 4Q25 Loan Composition Yield on Loans (%) / Total Loans ($B) $13.8B Total 4Q25 Portfolio by Yield Type Highlights Total loan rate mix as of 4Q25 • $9.8 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition is ~76% Commercial oriented ▪ Total loan yield of 6.32% ▪ New/renewed loan yields averaged 6.51% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 $12.9 $13.0 $13.3 $13.6 $13.8 6.55% 6.21% 6.32% 6.40% 6.32% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Loans ($B) Yield on Loans (%) Fixed Rate 30% Prime-Based 12% Other Variable Rates 7% SOFR-Based 51%

$204,934 $192,757 $195,597 $37,200 $21,250 $49,377 $18,410 ACL - Loans 12/31/2023 Net Charge-offs 2024 Provision 2024 ACL - Loans 12/31/2024 Net Charge-offs 2025 YTD Provision 2025 YTD ACL - Loans 12/31/2025 Increase Decrease Allowance for Credit Losses - Loans 14 4Q25 Allowance for Credit Losses - Loans Highlights Change in ACL – Loans ▪ $7.2 million Q4 provision ▪ The reserve for unfunded commitments totals $18.0 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $13.4 million inclusive of credit and interest rate marks $192.8 $192.0 $195.3 $194.5 $195.6 1.50% 1.47% 1.47% 1.43% 1.42% 4Q24 1Q25 2Q25 3Q25 4Q25 Allowance Allowance to Loans

Demand Deposits 51% Savings Deposits 36% Certificates & Time Deposits > $100k 6% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposits 3% Deposit Portfolio Highlights 15 4Q25 Deposit Composition Highlights $15.3B Total 1Total brokered deposits of $1.5 billion, which includes brokered CDs of $524 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 14% noninterest bearing • 33% of total deposits yield 0 to 5 bps ▪ Insured 71.4% / Uninsured 28.6% ▪ Average deposit account balance of $38,000 1 $14.5 $14.5 $14.8 $14.9 $15.3 2.43% 2.23% 2.30% 2.44% 2.32% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 16 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion 4Q24 1Q25 2Q25 3Q25 4Q25 1. Net Interest Income - FTE ($millions) 140.2$ 136.4$ 139.2$ 139.9$ 145.3$ 2. Fair Value Accretion 1.4$ 1.1$ 1.0$ 0.9$ 1.0$ 3. Adjusted Net Interest Income - FTE 1 138.8$ 135.3$ 138.2$ 139.0$ 144.3$ 4. Tax Equivalent Yield on Earning Assets 5.63% 5.39% 5.50% 5.58% 5.52% 5. Interest Expense/Average Earning Assets 2.35% 2.17% 2.25% 2.34% 2.23% 6. Net Interest Margin - FTE 3.28% 3.22% 3.25% 3.24% 3.29% 7. Fair Value Accretion Effect 0.03% 0.03% 0.03% 0.02% 0.02% 8. Adjusted Net Interest Margin 1 3.25% 3.19% 3.22% 3.22% 3.27% $140.2 $136.4 $139.2 $139.9 $145.3 3.28% 3.22% 3.25% 3.24% 3.29% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Income - FTE ($millions) Net Interest Margin - FTE

Noninterest Income Highlights 17 4Q25 Noninterest Income Detail ($M) $33.1M Total Noninterest Income Trends Fee Income / Revenue Highlights ▪ Customer-related fees totaling $30.0 million for 4Q25 increased $0.7 million on a linked quarter basis Customer-Related Fees ($M) $8.7 $8.7 $8.8 $8.9 $9.2 $5.7 $5.0 $5.9 $5.0 $5.4 $8.1 $8.1 $8.6 $8.9 $8.7 $5.0 $4.5 $4.9 $5.0 $5.3 $1.9 $0.8 $1.2 $1.5 $1.4 $29.4 $27.1 $29.4 $29.3 $30.0 4Q24 1Q25 2Q25 3Q25 4Q25 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees 23.4% 18.0% 18.4% 18.9% 18.6% Wealth Management $9.2 28% Gain on Sale of Loans $5.4 16% Service Charges $8.7 26% Card Payment Fees $5.3 16% Derivative Hedge Fees $1.1 3% BOLI $1.9 6% Other Customer Fees $0.3 1% Other $1.2 4%

Salary & Benefits $58.3 59% Net Occupancy & Equipment $14.9 15% Outside Data Processing $7.5 7% Professional & Other Outside Services $3.8 4% Intangible Asset Amortization $1.5 1%Marketing $2.3 2% FDIC Expense $2.7 3% Other $8.5 9% Noninterest Expense Highlights 18 4Q25 Noninterest Expense Detail $99.5M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Increase from 3Q25 of $3.0 million due to higher employee health insurance, software and credit costs 14Q24, 3Q25, and 4Q25 Efficiency Ratios excluding non-core expenses and IL branch sale, see “Non-GAAP Financial Information” for reconciliation 53.60%1 54.56%1 $55.4 $55.0 $54.5 $57.3 $58.3 $14.4 $14.2 $13.8 $14.1 $14.9 $6.0 $5.9 $7.1 $7.0 $7.5 $20.5 $17.8 $18.2 $18.2 $18.8 $96.3M $92.9M $93.6M $96.6M $99.5M 4Q24 1Q25 2Q25 3Q25 4Q25 Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other 54.65%1 48.48% 54.54% 53.99% 55.09% 54.52%

Capital Ratios 19 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% ▪ Repurchased 1,211,224 shares totaling $46.9 million during the year ▪ 271,953 shares repurchased during the fourth quarter totaling $10.4 million ▪ $30 million of sub debt redeemed in 1Q25 Highlights 8.81% 8.90% 8.92% 9.18% 9.38% 4Q24 1Q25 2Q25 3Q25 4Q25 TCE Ratio Target TCE (8.00%) 11.43% 11.50% 11.35% 11.34% 11.70% 4Q24 1Q25 2Q25 3Q25 4Q25 CET 1 Ratio Target CET1 Ratio (10.00%) 13.31% 13.22% 13.06% 13.04% 13.41% 4Q24 1Q25 2Q25 3Q25 4Q25 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	4Q24	1Q25	2Q25	3Q25	4Q25
1. C&I - Regional Banking	$ 3,349	$ 3,482	$ 3,574	$ 3,694	$ 3,837
2. C&I - Sponsor Finance	766	824	867	911	898
3. CRE Owner Occupied	1,158	1,215	1,227	1,232	1,237
4. Total C&I Loans	**5,273**	**5,521**	**5,668**	**5,837**	**5,972**
5. Construction/Land/Land Dev.	792	793	836	789	805
6. CRE Non-Owner Occupied	2,274	2,178	2,171	2,305	2,339
7. Total CRE NOO Loans	**3,066**	**2,971**	**3,007**	**3,094**	**3,144**
8. Agricultural	256	244	265	276	283
9. Public Finance/Other Commercial	1,059	1,087	1,145	1,146	1,107
10. Total Commercial Loans	**9,654**	**9,823**	**10,085**	**10,353**	**10,506**
11. Residential Mortgage	2,389	2,413	2,426	2,436	2,440
12. Home Equity	660	651	674	687	711
13. Other Consumer	170	141	141	139	155
14. Total Resi Mortgage & Consumer	**3,219**	**3,205**	**3,241**	**3,262**	**3,306**
15. Total Loans	**$ 12,873**	**$ 13,028**	**$ 13,326**	**$ 13,615**	**$ 13,812**

First Merchants.

Year End 2025 Highlights

- **Total loan growth of $939 million or 7.3%**
  - Commercial Loans grew $852 million or 8.8%
  - Led by C&I lending totaling $699 million or 13.3%
- **CRE concentration levels leave capacity for growth opportunities:**

CRE Construction:	38.8% / 100%[1]
CRE Total:	151.7% / 300%[1]

[1]Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure.

4Q25 Highlights

- **Balanced Commercial loan growth of $153 million or 5.9% annualized**

Geography



Other 17.5%
IL 6.1%
OH 12.2%
MI 20.8%
IN 43.4%

82.5% of borrowers within four state Midwest geography

20

Loan Portfolio Insights

Commercial

C&I



Manufacturing
Wholesale Trade
Other Admin Services
Finance & Insurance
Professional Service
Retail Trade
Investment CRE
Specialty Trade
Construction
Inv Residential RE
21.9%
11.7%
11.1%
9.5%
6.3%
5.4%
4.7%
4.2%
3.6%
3.5%
Top Industries
% of C&I loans

C&I includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 4Q25 at 49.8% from 50.0% 3Q25
- Shared National Credits:
  - $1.0 billion to 91 borrowers, $10.8 million average balance
  - Top borrowers in Manufacturing, Agriculture, Equipment Rental and RE Rental and Leasing
- $35.4 million of SBA guaranteed loans

C&I - Sponsor Finance

- $897.5 million in loans to 97 companies in a diversity of industries
- Senior Debt/Adj. EBITDA < 3.0X ~83%
- Total Debt/Adj. EBITDA < 4.0X ~75%
- FCCR > 1.50X ~70%
- ~4.4% Classified (as a % of portfolio)
- Excellent credit history with ~$19.3 million in total losses on ~$2.05 billion of funded loans over 10-year history of group

Construction Finance

- $153.8 million Resi. Real Estate Construction
- $650.9 million CRE Construction[3]

($M)	Balance	Commit.	% CRE Construction[3]	Commit. QoQ $ Change
Multi-Family	$ 439	$ 872	67.5%	$ 16
Industrial	$ 68	$ 105	10.5%	$ (19)
Self Storage	$ 41	$ 70	6.3%	$ 13

Mortgage & Consumer

Home Equity / Other Consumer

- > 95.7% of $774.8 million in consumer loans had a credit score exceeding 669 at origination[1]

Residential Mortgage

- $249.0 million residential mortgage secured, related to commercial loan relationships
- ~$2.1 billion residential mortgage loans
  - > 91.4% of $1.9 billion in residential portfolio loans had a credit score at origination exceeding 669[2]

[1]Excludes ~11% of loans where origination data is unavailable
[2]Excludes ~12% of residential loans where origination data is unavailable
[3]Includes Construction, Land, & Land Development

First Merchants.

21

Office - Maturities Loan Portfolio Insights (continued) 22 Total Loans $13.8 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are ~52% of total office with WALTV of ~59.3% at origination ▪ Largest NOO Office $25.0 million, single tenant office mixed use, 67.2% LTV ▪ 2nd largest $24.2 million, single tenant medical Office Maturities $261.2 Million Office % Total Loans Multi- Family Industrial Warehouse / Storage Retail Office Other Total CRE (NOO) Balance: 748.1$ 431.7$ 324.3$ 305.4$ 261.2$ 268.0$ 2,338.7$ Commitment: 765.9$ 443.4$ 332.4$ 309.5$ 264.0$ 292.4$ 2,407.6$ # of loans: 446 468 94 264 163 122 1,557 % of Total Loans: 5.4% 3.1% 2.3% 2.2% 1.9% 1.9% 16.9% Average Loan Balance: 1.7$ 0.9$ 3.5$ 1.2$ 1.6$ 2.2$ 1.5$ Top 10 - Avg. Loan Com: 17.5$ 12.9$ 19.9$ 8.1$ 13.6$ 16.0$ 25.8$

Asset Quality 23 Asset Quality Trends ($M) 4Q25 Highlights Asset Quality: ▪ Largest Non-Accruals: • $12.9 million – IRE Multi-family Construction o Paid-off January 8, 2026 o Adjusted for payoff, NPA + 90PD/Loans and ORE ratio declines to 0.45% • $9.6 million – IRE Multi-family Construction • $4.3 million – C&I Contractor 4Q24 1Q25 2Q25 3Q25 4Q25 1. Non-Accrual Loans 73.8$ 81.9$ 67.4$ 65.7$ 71.8$ 2. Other Real Estate 4.9 5.0 0.2 1.3 0.7 3. 90PD Loans 5.9 4.3 4.4 1.9 2.0 4. NPAs + 90PD 84.6$ 91.2$ 72.0$ 68.9$ 74.5$ 5. NPAs + 90PD/Loans and ORE 0.66% 0.70% 0.54% 0.51% 0.54% 6. Classified Loans 372.8$ 362.3$ 373.5$ 344.3$ 353.0$ 7. Classified Loans/Loans 2.90% 2.78% 2.80% 2.53% 2.56% 8. Net Charge-offs (QTD) 0.8$ 4.9$ 2.3$ 5.2$ 6.0$ 9. QTD NCO/Avg. Loans (Annualized) 0.02% 0.15% 0.07% 0.15% 0.18%

Nonperforming Assets 24 Nonperforming Assets Roll Forward ($M) 4Q25 Highlights Nonperforming Migration: ▪ New $9.6 million non-accrual IRE Multi-family Construction relationship ▪ Payoff of $5.7 million non-accrual IRE Nursing Facility 4Q24 1Q25 2Q25 3Q25 4Q25 1. Beginning Balance NPAs + 90PD 78.4$ 84.6$ 91.2$ 72.0$ 68.9$ Non-Accrual 2. Add: New Non-Accruals 42.9 19.6 21.9 15.5 22.8 3. Less: To Accrual or Payoff (25.5) (5.0) (32.0) (9.4) (9.1) 4. Less: To OREO (0.1) (0.3) (0.2) (1.3) (0.3) 5. Less: Charge-offs (2.6) (6.2) (4.2) (6.5) (7.3) 6. Non-Accrual Loans Change 14.7 8.1 (14.5) (1.7) 6.1 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.3 0.2 1.3 0.3 8. Less: ORE Sold (0.4) (0.2) (5.0) (0.2) (0.9) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change (0.3) 0.1 (4.8) 1.1 (0.6) 11. 90PD Change (8.2) (1.6) 0.1 (2.5) 0.1 12. NPAs + 90PD Change 6.2 6.6 (19.2) (3.1) 5.6 13. Ending Balance NPAs + 90PD 84.6$ 91.2$ 72.0$ 68.9$ 74.5$

$14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $30.18 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $32.49 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TBVPS TBVPS Without AFS OCI Track Record of Shareholder Value 25 Diluted Earnings per ShareTangible Book Value per Share Dividends per Share CAGR 2015-2025: 8.5% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2015-2025: 13.3% 1 CAGR 2015-2025: 7.5% Adjusted CAGR1 8.5% $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $3.88 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $1.43 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.08% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

History of Organic and Whole Bank Acquisition Growth 26 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($483 M) ($1.1 B) 2026 (Pending) $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $19.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Vision for the Future 27 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission:

APPENDIX

Expansion into Southern Indiana Bolsters Indiana State Presence

Pro Forma Indiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($000)	Mkt. Share (%)
1	JPMorgan Chase & Co. (NY)	118	25,043,492	11.8
2	The PNC Finl Svcs Grp (PA)	80	16,858,818	7.9
3	Old National Bancorp (IN)	93	13,820,604	6.5
	Pro Forma	90	13,414,896	6.3
4	Fifth Third Bancorp (OH)	96	13,079,511	6.2
5	Merchants Bancorp (IN)	7	12,751,155	6.0
6	First Merchants Corp. (IN)	74	11,674,284	5.5
7	First Bancshares Inc. (IN)	60	7,960,250	3.8
8	1st Source Corp. (IN)	73	7,099,121	3.3
9	Huntington Bancshares Inc. (OH)	39	6,508,001	3.1
10	First Financial Bancorp. (OH)	61	6,200,918	2.9
24	First Savings Financial Group (IN)	16	1,740,612	0.8

FSFG Southern Indiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($000)	Mkt. Share (%)
1	First Savings Financial Group (IN)	16	1,740,612	19.4
2	The PNC Finl Svcs Grp (PA)	6	1,715,164	19.1
3	JPMorgan Chase & Co. (NY)	7	951,033	10.6
4	First Capital Inc. (IN)	12	816,722	9.1
5	German American Bancorp Inc. (IN)	7	692,287	7.7
6	WesBanco Inc. (WV)	7	556,175	6.2
7	New Independent Bcshs Inc. (IN)	9	542,600	6.0
8	Stock Yards Bancorp Inc. (KY)	3	329,623	3.7
9	Truist Financial Corp. (NC)	1	387,920	4.3
10	Fifth Third Bancorp (OH)	2	258,673	2.9

Pro Forma Business Mix by Market Region

Loans



$15.3B
30.7%
19.0%
14.4%
13.7%
13.1%
9.2%
Indianapolis (30.7%)
Michigan (19.0%)
Northwest Indiana (14.4%)[1]
Northeast Indiana (13.7%)[2]
Southern Indiana (13.1%)
Columbus (9.2%)

Deposits



$16.5B
4.2%
29.1%
23.6%
17.6%
15.2%
10.3%
Northeast Indiana (29.1%)
Indianapolis (23.6%)
Northwest Indiana (17.6%)
Michigan (15.2%)
Southern Indiana (10.3%)
Columbus (4.2%)

First Merchants.

Note: Southern IN Includes the IN counties in which FSFG operates: Clark, Crawford, Daviess, Floyd, Harrison and Washington.
[1]Includes the Lafayette, IN MSA and Lake County, IN.
[2]Includes the Muncie, IN MSA and Fort Wayne, IN MSA.
Source: FDIC Summary of Deposits as of June 30, 2025.

29

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	4Q24	1Q25	2Q25	3Q25	4Q25	2023	2024	2025
Net Income Available to Common Stockholders - GAAP	$ 63,880	$ 54,870	$ 56,363	$ 56,297	$ 56,596	$ 221,911	$ 199,527	$ 224,126
Adjustments:								
PPP loan income	-	-	-	-	-	(49)	-	-
Net realized losses on sales of available for sale securities	11,592	7	1	-	-	6,930	20,757	8
Gain on branch sale	(19,983)	-	-	-	-	-	(19,983)	-
Acquisition-related expenses	-	-	-	276	524	-	-	800
Non-core expenses[1,2,3,4,5]	762	-	-	633	(743)	12,682	4,243	(110)
Tax on adjustments	1,851	(2)	-	(220)	53	(4,767)	(1,229)	(169)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 58,102	$ 54,875	$ 56,364	$ 56,986	$ 56,430	$ 236,707	$ 203,315	$ 224,655
Average Diluted Common Shares Outstanding	58,247	58,242	57,773	57,448	57,442	59,489	58,533	57,726
Diluted Earnings Per Common Share - GAAP	$ 1.10	$ 0.94	$ 0.98	$ 0.98	$ 0.99	$ 3.73	$ 3.41	$ 3.88
Adjustments:								
PPP loan income	-	-	-	-	-	-	-	-
Net realized losses on sales of available for sale securities	0.20	-	-	-	-	0.12	0.35	-
Gain on branch sale	(0.34)	-	-	-	-	-	(0.34)	-
Acquisition-related expenses	-	-	-	-	-	-	-	0.01
Non-core expenses[1,2,3,4,5]	0.01	-	-	0.01	(0.01)	0.21	0.07	-
Tax on adjustments	0.03	-	-	-	-	(0.08)	(0.02)	-
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 1.00	$ 0.94	$ 0.98	$ 0.99	$ 0.98	$ 3.98	$ 3.47	$ 3.89

[1]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[2]Non-core expenses in 3Q25 included $0.6 million of severance costs
[3]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale
[4]Non-core expenses in 2024 included $2.4 million from digital platform conversion costs, $1.1 million from the FDIC special assessment, and $0.8 million of costs directly related to the branch sale
[5]Non-core expenses in 2023 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination

First Merchants.

30

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	4Q24	1Q25	2Q25	3Q25	4Q25	2023	2024	2025
Net Interest Income (GAAP)	$ 134,370	$ 130,270	$ 133,014	$ 133,665	$ 139,064	$ 545,401	$ 521,114	$ 536,013
Other Income (GAAP)	42,742	30,047	31,303	32,477	33,106	105,601	125,580	126,934
Total Revenue	177,112	160,317	164,317	166,142	172,170	651,002	646,694	662,947
Less: Other Expenses (GAAP)	(96,289)	(92,901)	(93,598)	(96,561)	(99,522)	(388,270)	(379,266)	(382,583)
Add: Net Realized Losses on Sales of Available for Sale Securities	11,592	7	1	-	-	6,930	20,757	8
Add: Gain on Branch Sale	(19,983)	-	-	-	-	-	(19,983)	-
Add: Acquisition-Related Expenses (GAAP)	-	-	-	276	524	-	-	800
Add: Non-core Expenses[1,2,3,4,5] (non-GAAP)	762	-	-	633	(743)	12,682	4,243	(110)
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 73,194	$ 67,423	$ 70,720	$ 70,490	$ 72,429	$ 282,344	$ 272,445	$ 281,062
Average Assets (GAAP)	$ 18,478,303	$ 18,341,738	$ 18,508,785	$ 18,637,581	$ 19,039,989	$ 18,186,507	$ 18,400,495	$ 18,633,952
Average Equity (GAAP)	$ 2,312,270	$ 2,340,874	$ 2,340,010	$ 2,367,971	$ 2,452,005	$ 2,127,262	$ 2,252,491	$ 2,375,500
PTPP/Average Assets (PTPP ROA)	1.58%	1.47%	1.53%	1.51%	1.52%	1.55%	1.48%	1.51%
PTPP/Average Equity (PTPP ROE)	12.66%	11.52%	12.09%	11.91%	11.82%	13.27%	12.10%	11.83%

[1]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[2]Non-core expenses in 3Q25 included $0.6 million of severance costs
[3]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale
[4]Non-core expenses in 2024 included $2.4 million from digital platform conversion costs, $1.1 million from the FDIC special assessment, and $0.8 million of costs directly related to the branch sale
[5]Non-core expenses in 2023 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination

First Merchants®

31

Non-GAAP 32 NET INTEREST MARGIN ("NIM"), ADJUSTED 4Q24 1Q25 2Q25 3Q25 4Q25 2023 2024 2025 (Dollars in Thousands) Net Interest Income (GAAP) 134,370$ 130,270$ 133,014$ 133,665$ 139,064$ 545,400$ 521,114$ 536,013$ Fully Taxable Equivalent ("FTE") Adjustment 5,788 6,127 6,199 6,209 6,185 23,943 23,326 24,720 Net Interest Income (FTE) (non-GAAP) 140,158 136,397 139,213 139,874 145,249 569,343 544,440 560,733 Average Earning Assets (GAAP) 17,089,198$ 16,960,475$ 17,158,984$ 17,282,901$ 17,648,233$ 16,991,787$ 17,054,267$ 17,264,588$ Net Interest Margin (GAAP) 3.15% 3.07% 3.10% 3.09% 3.15% 3.21% 3.06% 3.10% FTE Adjustment 0.13% 0.15% 0.15% 0.15% 0.14% 0.14% 0.13% 0.15% Net Interest Margin (FTE) (non-GAAP) 3.28% 3.22% 3.25% 3.24% 3.29% 3.35% 3.19% 3.25%

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	4Q24	1Q25	2Q25	3Q25	4Q25	2023	2024	2025
Noninterest Expense (GAAP)	$ 96,289	$ 92,902	$ 93,598	$ 96,561	$ 99,522	$ 388,270	$ 379,266	$ 382,583
Less: Intangible Asset Amortization	(1,771)	(1,526)	(1,505)	(1,499)	(1,498)	(8,743)	(7,271)	(6,028)
Less: OREO and Foreclosure Expenses	(227)	(600)	(29)	(121)	(775)	(3,318)	(2,076)	(1,525)
Adjusted Noninterest Expense (non-GAAP)	94,291	90,776	92,064	94,941	97,249	376,209	369,919	375,030
Net Interest Income (GAAP)	134,370	130,270	133,014	133,665	139,064	545,400	521,114	536,013
Plus: Fully Taxable Equivalent Adjustment	5,788	6,127	6,199	6,209	6,185	23,943	23,326	24,720
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	140,158	136,397	139,213	139,874	145,249	569,343	544,440	560,733
Noninterest Income (GAAP)	42,742	30,048	31,303	32,477	33,106	105,602	125,580	126,934
Less: Investment Securities (Gains) Losses	11,592	7	1	-	-	6,930	20,757	8
Adjusted Noninterest Income (non-GAAP)	54,334	30,055	31,304	32,477	33,106	112,532	146,337	126,942
Adjusted Revenue (non-GAAP)	194,492	166,452	170,517	172,351	178,355	681,875	690,777	687,675
Efficiency Ratio (non-GAAP)	**48.48%**	**54.54%**	**53.99%**	**55.09%**	**54.52%**	**55.17%**	**53.55%**	**54.54%**
Adjusted Noninterest Expense (non-GAAP)	94,291	90,776	92,064	94,941	97,249	376,209	369,919	375,030
Acquisition-related expenses	-	-	-	(276)	(524)	-	-	(800)
Non-core expenses[1,2,3,4,5]	(762)	-	-	(633)	743	(12,682)	(4,243)	110
Adjusted Noninterest Expense Excluding Non-Core Expenses (non-GAAP)	93,529	90,776	92,064	94,032	97,468	363,527	365,676	374,340
Adjusted Revenue (non-GAAP)	194,492	166,452	170,517	172,351	178,355	681,875	690,777	687,675
Less: Gain on Branch Sale	(19,983)	-	-	-	-	-	(19,983)	-
Adjusted Revenue Excluding Gain on Branch Sale (non-GAAP)	174,509	166,452	170,517	172,351	178,355	681,875	670,794	687,675
Adjusted Efficiency Ratio (non-GAAP)	**53.60%**	**54.54%**	**53.99%**	**54.56%**	**54.65%**	**53.31%**	**54.51%**	**54.44%**

[1]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[2]Non-core expenses in 3Q25 included $0.6 million of severance costs
[3]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale
[4]Non-core expenses in 2024 included $2.4 million from digital platform conversion costs, $1.1 million from the FDIC special assessment, and $0.8 million of costs directly related to the branch sale
[5]Non-core expenses in 2023 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination

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Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	4Q23	4Q24	1Q25	2Q25	3Q25	4Q25
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	2,247,713	2,304,983	2,332,214	2,347,952	2,412,402	2,466,667
Adjust for Accumulated Other Comprehensive Loss[1]	175,970	188,685	190,311	189,975	155,864	130,135
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	25,000	25,000	25,000	25,000	25,000	25,000
Less: Disallowed Goodwill and Intangible Assets	(731,315)	(725,504)	(724,275)	(723,067)	(721,865)	(720,688)
Less: Disallowed Deferred Tax Assets	(131)	(571)	(573)	(473)	(418)	(97)
Total Tier 1 Capital (Regulatory)	$ 1,703,626	$ 1,767,468	$ 1,797,552	$ 1,814,262	$ 1,845,858	$ 1,875,892
Qualifying Subordinated Debentures	132,174	72,040	47,380	47,439	47,499	47,559
Allowance for Loan Losses includible in Tier 2 Capital	185,324	190,854	192,814	197,336	200,885	197,837
Total Risk-Based Capital (Regulatory)	$ 2,021,124	$ 2,030,362	$ 2,037,746	$ 2,059,037	$ 2,094,242	$ 2,121,288
Net Risk-Weighted Assets (Regulatory)	$ 14,787,474	$ 15,249,287	$ 15,408,760	$ 15,771,275	$ 16,059,891	$ 15,813,198
Total Risk-Based Capital Ratio (Regulatory)	**13.67%**	**13.31%**	**13.22%**	**13.06%**	**13.04%**	**13.41%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,703,626	$ 1,767,468	$ 1,797,552	$ 1,814,262	$ 1,845,858	$ 1,875,892
Less: Qualified Capital Securities	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Common Equity Tier 1 Capital (Regulatory)	$ 1,678,626	$ 1,742,468	$ 1,772,552	$ 1,789,262	$ 1,820,858	$ 1,850,892
Net Risk-Weighted Assets (Regulatory)	$ 14,787,474	$ 15,249,287	$ 15,408,760	$ 15,771,275	$ 16,059,891	$ 15,813,198
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.35%**	**11.43%**	**11.50%**	**11.35%**	**11.34%**	**11.70%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	4Q23	4Q24	1Q25	2Q25	3Q25	4Q25
Total Stockholders' Equity (GAAP)	$ 2,247,713	$ 2,304,983	$ 2,332,214	$ 2,347,952	$ 2,412,402	$ 2,466,667
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(739,101)	(731,830)	(730,304)	(728,799)	(727,300)	(725,802)
Tangible Common Equity (non-GAAP)	$ 1,483,487	$ 1,548,028	$ 1,576,785	$ 1,594,028	$ 1,659,977	$ 1,715,740
Total Assets (GAAP)	$ 18,405,887	$ 18,311,969	$ 18,439,787	$ 18,592,777	$ 18,811,629	$ 19,025,101
Less: Intangible Assets	(739,101)	(731,830)	(730,304)	(728,799)	(727,300)	(725,802)
Tangible Assets (non-GAAP)	$ 17,666,786	$ 17,580,139	$ 17,709,483	$ 17,863,978	$ 18,084,329	$ 18,299,299
Tangible Common Equity Ratio (non-GAAP)	**8.40%**	**8.81%**	**8.90%**	**8.92%**	**9.18%**	**9.38%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20	4Q21
Total Stockholders' Equity (GAAP)	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,912,571
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(570,860)
Tax Benefit	6,278	5,930	6,788	5,017	7,257	5,989	4,875
Tangible Common Equity, Net of Tax (non-GAAP)	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,346,461
Common Shares Outstanding	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,410,411
Tangible Common Equity per Share (non-GAAP)	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 25.21**

Tangible Common Equity Per Share	4Q22	4Q23	4Q24	1Q25	2Q25	3Q25	4Q25
Total Stockholders' Equity (GAAP)	$ 2,034,770	$ 2,247,713	$ 2,304,983	$ 2,332,214	$ 2,347,952	$ 2,412,402	$ 2,466,667
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(747,844)	(739,101)	(731,830)	(730,304)	(728,799)	(727,300)	(725,802)
Tax Benefit	7,702	5,819	4,263	3,939	3,614	3,290	2,966
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,269,503	$ 1,489,306	$ 1,552,291	$ 1,580,724	$ 1,597,642	$ 1,663,267	$ 1,718,706
Common Shares Outstanding	59,170,583	59,424,122	57,974,535	57,810,232	57,272,433	57,192,497	56,951,939
Tangible Common Equity per Share (non-GAAP)	**$ 21.45**	**$ 25.06**	**$ 26.78**	**$ 27.34**	**$ 27.90**	**$ 29.08**	**$ 30.18**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2015	2016	2017	2018	2019	2020	2021	2022
Total Average Stockholders' Equity (GAAP)	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632	$ 1,972,445
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(18,875)
Less: Average Intangible Assets, Net of Tax	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)	(699,803)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995	$ 1,253,767
Net Income Available to Common Stockholders (GAAP)	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531	$ 220,683
Plus: Intangible Asset Amortization, Net of Tax	1,720	2,542	3,670	5,307	4,736	4,730	4,540	6,537
Tangible Net Income (non-GAAP)	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071	$ 227,220
Return on Tangible Common Equity (non-GAAP)	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**	**18.12%**

Return on Tangible Common Equity	2023	4Q24	2024	1Q25	2Q25	3Q25	4Q25	2025
Total Average Stockholders' Equity (GAAP)	$ 2,127,262	$ 2,312,270	$ 2,252,491	$ 2,340,874	$ 2,340,010	$ 2,367,971	$ 2,452,005	$ 2,375,500
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(736,601)	(728,218)	(730,295)	(726,917)	(725,813)	(724,619)	(723,466)	(725,193)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,365,536	$ 1,558,927	$ 1,497,071	$ 1,588,832	$ 1,589,072	$ 1,618,227	$ 1,703,414	$ 1,625,182
Net Income Available to Common Stockholders (GAAP)	$ 221,911	$ 63,880	$ 199,527	$ 54,870	$ 56,363	$ 56,297	$ 56,596	$ 224,126
Plus: Intangible Asset Amortization, Net of Tax	6,906	1,399	5,744	1,206	1,188	1,185	1,183	4,762
Tangible Net Income (non-GAAP)	$ 228,817	$ 65,279	$ 205,271	$ 56,076	$ 57,551	$ 57,482	$ 57,779	$ 228,888
Return on Tangible Common Equity (non-GAAP)	**16.76%**	**16.75%**	**13.71%**	**14.12%**	**14.49%**	**14.21%**	**13.57%**	**14.08%**

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